SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Scott M. Davis, whose signature appears below, constitutes and appoints Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, Mary Fay, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, World Governments Variable Account, KMA Variable Account, Keyport Variable Account A, and Keyport Variable Account I, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Scott M. Davis

__________________________________

Scott M. Davis

Dated: November 30, 2004

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Mary Fay, whose signature appears below, constitutes and appoints Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, Scott M. Davis, and Elizabeth B. Love, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

(i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

(ii) the Registration Statements, and any amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940 of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, World Governments Variable Account, KMA Variable Account, Keyport Variable Account A, and Keyport Variable Account I, or any other variable account established, or to be established, by the Company; and

(iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.

/s/ Mary Fay

__________________________________

Mary Fay

Dated: November 30, 2004